Exhibit 10.12

SUBSCRIPTION AGREEMENT
(Pre-IPO Round)

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of the last date appearing on the signature pages hereto, is made and entered into by and between Origin Life Sciences, Inc., a Delaware corporation (the “Company”), and the individual or entity signatory hereto (“Subscriber”).

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) and/or Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Company is offering, in a private placement transaction to accredited investors (the “Offering”), up to 425,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), at US$2.00 per share (the “Offering Price per Share”), for gross proceeds of up to $850,000 (the “Maximum Amount”);

WHEREAS, the Subscriber desires to subscribe for and purchase in the Offering the number of Shares indicated on the signature page hereto (the “Purchased Shares”) for the aggregate Offering Price per Share indicated on the signature page hereto (the “Aggregate Purchase Price”); and

NOW, THEREFORE, in consideration of the premises above, which are incorporated in this Agreement as if fully set forth below, and the mutual covenants and other agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Subscriber hereby agree as follows:

1. Acceptance and Rejection; Closing; Conditions.

(a) Acceptance or Rejection.

(i) Upon execution of this Agreement, the Subscriber’s obligation to purchase the Purchased Shares shall be irrevocable, and the Subscriber shall be legally bound to purchase the Purchased Shares subject to the terms set forth in this Agreement.

(ii) The Subscriber understands and agrees that the Company reserves the right to reject Subscriber’s subscription for any Shares, in whole or in part, at any time prior to the closing of the purchase and sale of the Purchased Shares (the “Closing”) for any or no reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription.

(iii) In the event of rejection of this subscription by the Company in accordance with Section 1(a)(ii), or the sale of the Shares is not consummated for any reason, this Agreement and any other agreement entered into between the Subscriber and the Company relating to the Offering shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Subscriber the Aggregate Purchase Price remitted to the Company, without interest thereon or deduction therefrom.

(b) Closing; Finder’s Fees.

(i) The Closing of the Subscriber’s purchase of the Purchased Shares shall take place at the offices of Blank Rome LLP, 1271 Avenue of the Americas, New York New York 10020 or such other place as determined by the Company (including remotely via delivery of electronic documents). The Closing shall take place on or after the date the Aggregate Purchase Price for the Shares (represented by cleared funds in the case of checks delivered) has been received by the Company in its designated account, and assuming the satisfaction of the conditions set forth in Section 1(c) below. Following the Closing, copies of the signed Agreement, as well as a stock certificate for the Purchased Shares, shall be delivered to the Subscriber’s address set forth on the signature page hereto.

(ii) There is no minimum number of Shares which the Company must sell before it conducts an initial Closing of the Offering. The Subscriber acknowledges and agrees that there is a material risk that the Company may be unable to raise the full US$500,000 amount of the Offering, and that the Company has the right to and may raise substantially less than such full amount of the Offering. The Subscriber acknowledges that Subscriber is not investing on reliance that the Company will raise the full amount of the Offering.

(v) The Subscriber specifically acknowledges and agrees that the Company has the right to retain registered brokers or finders who will seek to introduce accredited investors to the Company for potential participation in the Offering. The Company shall pay to such brokers or finders customary fees from the gross proceeds of the Offering. Any such brokers or finders shall be broker-dealers registered with the Securities and Exchange Commission and the Financial Industry Regulatory Authority, Inc or, in the case of investors resident in the United Kingdom, with the Financial Conduct Authority of the United Kingdom.

(c) Closing Conditions. The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date such subscription is accepted (any or all of which may be waived by the Company and the Subscriber in his, her or its sole discretion):

(i) On the date of the Closing, no legal, administrative or regulatory action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

(ii) The Board of Directors of the Company shall have approved the issuance of the Shares pursuant to this Agreement in accordance with the applicable laws of the jurisdiction of the Company’s incorporation.

(iii) The Company shall not have previously rejected the Subscriber’s subscription for the Purchased Shares, which the Company shall have the right to do even if the Aggregate Purchase Price for the Purchased Shares (or any portion thereof) has been funded to the Company; and

(iv) The representations and warranties of Subscriber contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct as of the Closing.

(d) Subscription. The Subscriber hereby subscribes for and agrees to purchase the number of Shares indicated on the signature page hereof on the terms and conditions described herein.

(e) Purchase of Shares. The Subscriber understands and acknowledges that the Offering Price per Share to be remitted to the Company in exchange for the Purchased Shares shall be US$2.00 per share, for an Aggregate Purchase Price as set forth on the signature page hereto. The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Purchased Shares subscribed for hereunder, payable in United States dollars, by check or wire transfer to an account maintained by the Company and provided in writing to the Subscriber. The Subscriber understands and agrees that, subject to the terms of this Agreement and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

(f) Registration Rights. The Company hereby agrees to prepare and file with the Commission a resale prospectus on a Registration Statement on Form S-1 within 60 days of consummation of the Company’s initial public offering, for the resale of the Purchased Shares, on a delayed and continuous basis and in accordance with Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company shall use commercially reasonable efforts to cause such registration statement to become effective and to keep such registration statement effective at all times until the date that all Purchased Shares covered by such registration statement (i) have been sold, thereunder or pursuant to Rule 144 (“Rule 144”) promulgated under the Securities Act of 1933, as amended, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company.

2. Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company as follows:

(a) Subscriber acknowledges and understands that the Company is a pre-revenue, clinical stage venture with little current capital resources. Therefore, an investment in the Company involves a very high degree of risk and should not be undertaken if the Subscriber cannot afford to lose the Subscriber’s entire investment in the Company. The Subscriber acknowledges and confirms that the Subscriber can bear the economic risk of the purchase of the Purchased Shares, including a total loss of the Subscriber’s investment. Subscriber acknowledges and agrees that such Subscriber’s investment in the Company is reasonable in relation to Subscriber’s net worth and financial needs.

(b) Subscriber acknowledges and understands that the Company is not a publicly-reporting company and is under no obligation to provide Subscriber with any information mandated by the Commission or otherwise and, therefore, Subscriber may not have access to current information regarding the Company.

(c) Subscriber is an “accredited investor” as defined by Rule 501 under the Securities Act and has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Purchased Shares, of making an informed investment decision with respect thereto, and has the ability and capacity to protect Subscriber’s interests. Subscriber has experience with investing in early stage, pre-revenue companies.

(d) Neither the Subscriber nor any of his/her/its affiliates is or are subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D.

(e) Subscriber understands that the Purchased Shares are not registered under the Securities Act and that except as prescribed in paragraph 1(f) above the Company has no obligation to register the Purchased Shares or assist the Subscriber in obtaining an exemption from registration under the Securities Act. Subscriber understands that the Purchased Shares will not be registered under the Securities Act on the ground that the issuance thereof is exempt under Section 4(a)(2) of the Securities Act and Rule 506(b) or Regulation D promulgated thereunder.

(f) Subscriber is purchasing the Purchased Shares subscribed for hereby for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Purchased Shares made in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the Commission thereunder, and applicable state securities laws; and that an investment in the Purchased Shares is not a liquid investment.

(g) Subscriber acknowledges and understands that there currently exists no public market for the Purchased Shares and that, the Purchased Shares, when issued, will be “restricted securities” under the Securities Act and, as a result, Subscriber acknowledges that the Purchased Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Subscriber is aware of the provisions of Rule 144 promulgated under the Securities Act which permit resales of common stock purchased in a private placement subject to certain limitations and to the satisfaction of certain conditions provided for thereunder, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring, in general, not less than six months after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and, in certain cases, the number of shares of common stock being sold during any three-month period not exceeding specified limitations.

(h) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any authorized person acting on their behalf concerning the Company and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized person acting on its behalf. Subscriber has received and reviewed all the information concerning the Company and the Purchased Shares, both written and oral, that Subscriber desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review all information, both written and oral, that Subscriber desires with respect to the Company’s business, management, financial affairs, prospects and risks. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information (if any) furnished pursuant to this paragraph.

(i) Subscriber has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform Subscriber’s obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(j) Subscriber has carefully considered and has discussed with the Subscriber’s legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Subscriber. Subscriber has relied solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(k) This Agreement does not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(l) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Agreement or the transactions contemplated hereby.

(m) The execution, delivery and performance of and compliance with this Agreement and the issuance of the Purchased Shares will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation, by-laws, operating agreement, partnership agreement, or trust agreement, if applicable, or any agreement to which Subscriber is a party or by which the Subscriber is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Purchased Shares. If Subscriber is an individual, Subscriber has legal capacity to execute and deliver this Agreement.

(n) Subscriber recognizes that no federal, state or foreign agency has reviewed, recommended or endorsed the purchase of the Purchased Shares or any facts or circumstances related thereto.

(o) Subscriber is aware that the Company was only formed in 2010 and is a development stage company with no revenue generating operations and that, therefore, an investment in the Company is very speculative and risky. Subscriber acknowledges that it has experience in evaluating the risks of investing in early stage development companies such as the Company, particular companies in the biotech industry.

(p) Subscriber understands that any and all certificates representing the Purchased Shares and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

In addition, the certificates representing the Purchased Shares, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of (or based on) the jurisdiction in which Subscriber resides.

(q) Because of the legal restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so. Any sales, transfers, or other dispositions of the Purchased Shares by Subscriber, if any, will be made in compliance with the Securities Act and all applicable rules and regulations promulgated thereunder.

(r) Subscriber represents that (i) Subscriber has (and could be reasonably assumed to have) the ability and capacity to protect his/her/its interests in connection with this investment; or (ii) Subscriber has a pre-existing personal or business relationship with either the Company or any officer, director, employee or agent thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such person and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this investment.

(s) Subscriber further represents that the address of Subscriber set forth on the signature page hereto is Subscriber’s principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Purchased Shares for Subscriber’s own account and not, in whole or in part, for the account of any other person; and that Subscriber has not formed any entity, and is not an entity formed, for the purpose of purchasing the Purchased Shares.

(t) Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds). This Agreement is not binding upon the Company until accepted in writing by an authorized officer of the Company. In the event that this subscription is rejected, then Subscriber’s subscription funds (to the extent of such rejection) will be promptly returned in full without interest thereon or deduction therefrom.

(u) Subscriber has not been furnished with any oral representation or oral information in connection with or in any way relating to the Offering or the business or prospects of the Company that is not contained in, or is in any way contrary to or inconsistent with, statements made in this Agreement.

(v) Subscriber represents that Subscriber is not subscribing for the Purchased Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting or any public announcement or filing of or by the Company or any of their affiliates, agents or representatives.

(w) Subscriber has carefully read and agrees to each of the terms and provisions of this Agreement.

(x) Subscriber acknowledges that no representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Purchased Shares the Subscriber is not relying upon any representations other than those contained in this Agreement.

(y) Subscriber represents and warrants that Subscriber has kept and will keep confidential any information made available in connection with its investigation of the Company and its intended business and agrees that all such information shall be kept in confidence by the Subscriber and neither be used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason (other than Subscriber’s legal and tax advisors) notwithstanding that the Subscriber’s subscription may not be accepted by the Company.

(z) If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, the person executing this Agreement hereby represents and warrants that the above representations and warranties shall be deemed to have been made on behalf of such entity and the Subscriber has made the same after due inquiry to determine the truthfulness of such representations and warranties.

(aa) If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, it represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all requisite power and authority to execute and deliver this Agreement and purchase the Purchased Shares as provided herein; (ii) the execution and delivery of this Agreement and Subscriber’s purchase of the Purchased Shares has been duly authorized by all necessary action on behalf of the Subscriber; (iii) all of the documents relating to the Subscriber’s subscription to the Purchased Shares have been duly executed and delivered on behalf of the Subscriber and constitute a legal, valid and binding agreement of the Subscriber; and (iv) has not been organized for the specific purpose of purchasing the Purchased Shares (unless all beneficial owners of the Subscriber are “accredited investors”) and is not prohibited from so purchasing the Purchased Shares.

(bb) Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced this Subscription Agreement in whole or in part, at any time, without the prior written consent of the Company, and (ii) kept confidential the existence of the Offering and the contents of this Subscription Agreement and the information contained therein or made available to Subscriber in connection with any investigation of the Company by Subscriber.

(cc) Subscriber represents and warrants that Subscriber has a substantive, pre-existing relationship with the Company.

(dd) In the event the Subscriber is not a U.S. person, as that term is defined in Regulation S promulgated under the Securities Act, the Subscriber represents and warrants that: (i) the Subscriber’s principal address is outside the United States, (ii) the Subscriber has no present intention of becoming a resident of (or moving its principal place of business to) the United States; (iii) at the time of acquisition of the Purchased Shares, including without limitation at the time the Subscriber executed and delivered this Subscription Agreement and otherwise agreed to accept the Purchased Shares, the Subscriber was located outside the United States; and (iv) the Subscriber is acquiring the Purchased Shares for such Subscriber’s own account for investment and not for the account or the benefit of a U.S. person or with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.

3. Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a) The Company is duly organized and validly existing as a corporation in good standing under the laws of its state of incorporation.

(b) The Company has the corporate power and authority to enter into, deliver and perform this Agreement and the agreements to be entered into therewith.

(c) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement by the Company, and the issuance and sale of the Purchased Shares to be sold by the Company pursuant to this Agreement.

(d) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(e) The Purchased Shares. The Purchased Shares upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized and on their respective dates of issuance, such Common Stock will be duly and validly issued, fully paid and non-assessable;

(iii) will not subject the holders thereof to personal liability by reason of being such holders; and

(iv) assuming the representations and warranties of Subscriber as set forth in Section 2 hereof are true and correct, will not result in a violation of Section 5 under the Securities Act.

(f) No General Solicitation. Neither the Company, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Purchased Shares.

(g) Private Placement. Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Purchased Shares by the Company to Subscriber as contemplated hereby.

4. Indemnification.

(a) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and its officers, directors, employees, agents, counsel, control persons and principal stockholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber or breach of any representation or warranty by Subscriber in this Agreement, or other agreement delivered pursuant hereto or in connection herewith, now or after the date hereof; or (ii) after any applicable notice and/ or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by Subscriber and the Company relating hereto.

(b) If any action shall be brought against an indemnified party in respect of which indemnity may be sought pursuant to this Agreement, the indemnified shall promptly notify the indemnifying party in writing, and indemnifying party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the indemnified party. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of indemnified party except to the extent that (i) the employment thereof has been specifically authorized by indemnifying party in writing, (ii) the indemnifying party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the indemnifying party and the position of indemnified party, in which case the indemnifying party shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The indemnifying party will not be liable to the indemnified party under this Agreement (y) for any settlement by an indemnified party effected without the indemnifying party’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the indemnified party’s breach of any of the representations, warranties, covenants or agreements made by the indemnified party in this Agreement.

5. Miscellaneous.

(a) Notices. Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and shall be deemed given if delivered personally, mailed by prepaid, first class, certified mail, return receipt requested, sent by express courier service, or sent by facsimile or email transmission to the party to be notified at the address set forth below or on the signature page hereto (or such other address as shall be designated by written notice); provided that all notices shall be effective upon receipt thereof:

If to the Company, at:

Origin Life Sciences, Inc.

2 Research Way, Third Floor

Princeton, NJ 08540

Email: mpreston@originww.com

Attention: Michael Preston, Chairman and Chief Executive Officer

With a copy (which shall not constitute notice) to:

Blank Rome LLP

1271 Avenue of the Americas,

New York, NY 10020

Facsimile: 212.813.3224

Email: Leslie.marlow@BlankRome.com

Attention: Leslie Marlow, Esq.

If to the Subscriber, at its address set forth on the signature page to this Agreement, or such other address as Subscriber shall have specified to the Company in writing.

(b) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof, superseding all prior or contemporaneous agreements, understandings or promises between the parties hereto. This Agreement may be terminated, modified, waived or amended only by a writing executed and delivered by both parties. Neither the Company nor Subscriber has relied on any representations not contained or referred to in this Agreement. No right or obligation of a party shall be assigned or otherwise transferred without prior notice to and the written consent of the other party. Any assignment or transfer in violation of the foregoing shall be null and void.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, .pdf, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d) Law Governing this Agreement. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by the Delaware courts within the borders of such state, except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber and the Subscriber’s heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company and their respective successors and assigns.

(e) Consent to Jurisdiction. Any action relating to any dispute hereunder shall be brought only in the state courts of New Jersey or in the federal courts located in Princeton, New Jersey. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any such action instituted under this Section 5(e) and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury with respect to any such actions. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding under this Section 5(e) by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The Company and Subscriber hereby irrevocably waive and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New Jersey of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

(f) Drafting. This Agreement shall not be construed for or against a party based upon authorship.

(g) Captions; Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or any other legal entity and a government or any department or agency thereof.

(h) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(i) No Assignment. Subscriber agrees not to transfer or assign this Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Purchased Shares acquired pursuant hereto shall be made only in accordance with all applicable laws.

(j) No Revocation. Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Agreement or any agreement of Subscriber made hereunder, and this Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(k) Counsel. Subscriber acknowledges that it has been advised and has had the opportunity to consult with Subscriber’s own attorney and other advisors regarding this and Subscriber has done so to the extent that Subscriber deems appropriate.

[Signature Page Follows]

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber agrees to purchase the Common Stock indicated below and has caused this Subscription Agreement to be executed as of the date indicated below.

$
Number of Purchased Shares	Aggregate Purchase Price at $2.00 per Share

Print or Type Name	Print or Type Name (Joint-owner)

Signature	Signature (Joint-owner)

___ Joint Tenancy OR ___Tenants in Common

Date	Date (Joint-owner)

Social Security Number	Social Security Number (Joint-owner)

Address (including postal/zip code)	Address (Joint-owner, including postal/zip code)

Email Address (PLEASE PRINT)	Email Address (PLEASE PRINT) (Joint-owner)

S-1

Signature Page for Partnerships, Corporations, Trusts or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

Number of Purchased Shares	Aggregate Purchase Price at $2.00 per Share

Print or Type Name of Entity

Address

Fax Number

Email (PLEASE PRINT)

Taxpayer I.D. No. (if applicable)	Date

By:
Signature:
Name:	Print or Type Name and Indicate
Title:	Title or Position with Entity

S-2

Acceptance:

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below, as to _______________________ Shares.

ORIGIN LIFE SCIENCES, INC.

By:
Name:
Title:

Date: _____________________________

S-3